UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 29, 2006


                          First Consulting Group, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-23651                  95-3539020
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

         111 W. Ocean Blvd. 4th Floor,
                 Long Beach, CA                                    90802
    (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (562) 624-5200


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01  Other Events.

     On August 29, 2006, Medisolv, Inc. and FCG announced the sale of FCG's Cyberview software product and related intellectual property and service contracts to Medisolv. The acquisition was effective August 21, 2006. The proceeds from the transaction are expected to be recognized by FCG as other income during the third quarter of 2006.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             First Consulting Group, Inc.



Date:  August 29, 2006                By:    /s/ Michael A. Zuercher
                                             -----------------------------------
                                             Michael A. Zuercher
                                             VP, General Counsel and Secretary